Option Exchange Schedule - A

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Gerard Dab

Date Option Granted:  February 15, 1999

Number of Shares Under Option:    1,760,000

Exercise Price :  $0.15

Vesting Schedule: Vested proportionally on a quarterly basis, starting July 1, 1999

Expiration Date:  10 years from date of grant

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Founder

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  575,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir


Agreed to by:


-----------------
Gerard Dab


                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to an option agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000




Gerard Dab

                          Option Exchange Schedule - B

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Gerard Dab

Date Option Granted: Conditional (but may be exercised at any time if employment agreement is terminated without just cause).

Number of Shares Under Option:  When sales made since commencement of operations
reach an aggregate of 10M$:   an option for that  number of shares corresponding
to 0.5% of all issued and outstanding shares at such time.

Exercise Price :  $0.15

Vesting Schedule :  2 years after granting

Expiration Date :  10 years from date of grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:

Number of Shares:  125,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:

---------------------
Gerard Dab



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000


Gerard Dab



                          Option Exchange Schedule - C

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Art Gelston

Date Option Granted:  February 15, 1999

Number of Shares Under Option:    1,760,000

Exercise Price :  $0.15

Vesting Schedule : Vested proportionally on a quarterly basis, starting July 1, 999

Expiration Date :  10 years from date of grant

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Founder

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  575,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:

-----------------
Art Gelston


                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to an option agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Art Gelston



                          Option Exchange Schedule - D

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Art Gelston

Date Option Granted:  Conditional

Number of Shares Under Option: When sales made since commencement of operations reach an aggregate of 10M$: an option for that number of shares corresponding to 0.5% of all issued and outstanding shares at such time.

Exercise Price :  $0.15

Vesting Schedule :  2 years after granting

Expiration Date :  10 years from date of grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  125,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:

----------------
Art Gelston



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Art Gelston



                          Option Exchange Schedule - O

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Robert Chafetz

Date Option Granted:  August 3, 1998

Number of Shares Under Option:    440,000

Exercise Price :  $0.15

Vesting Schedule :  2 years after granting

Expiration Date :  10 years from date of grant

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Services

The above number of shares and exercise price is replaced by shares in VisualMED linical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  132,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir


Agreed to by:

-----------------
Robert Chafetz



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to an option agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Robert Chafetz



                          Option Exchange Schedule - P

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Robert Chafetz

Date Option Granted:  Conditional

Number of Shares Under Option: When and IPO is made or a listing is otherwise obtained or when a third round of financing is made: an option for that number of shares corresponding to 10% of management allotment of stock option.

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years after granting

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  264,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:

---------------
Robert Chafetz


                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Robert Chafetz



                          Option Exchange Schedule - Q

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Blouin

Date Option Granted:  January 15, 2000

Number of Shares Under Option:  440,000

Exercise Price:  $0.15

Vesting Schedule: September 15, 2001

Expiration Date:  10 years after granting

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Inventor/services

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  132,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:



----------------
Richard Blouin



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to an option agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Richard Blouin



                          Option Exchange Schedule - E

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Le Hir

Date Option Granted:  Date of agreement

Number of Shares Under Option: Option for that number of shares corresponding to 0.25% of all issued and outstanding shares after the "first closing".

Exercise Price:   $0.15

Vesting Schedule: Granted proportionally on a quarterly basis, for a 2-year period, starting on the date of execution of the employment agreement. Vested 2 years after granting.

Expiration Date:  10 years from grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED inical Systems Corp. (VisualMED U.S.) as follows:

Number of Shares:  420,000

Exercise Price:  $0.34 US

              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Gerard Dab

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Gerard Dab

Agreed to by:


----------------
Richard Le Hir




                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Gerard Dab

         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Gerard Dab

Agreed as of the 9th day of May, 2000



Richard Le Hir




                          Option Exchange Schedule - F

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Le Hir

Date Option Granted: Conditional (but may be exercised at any time if employment agreement is terminated without just cause). Accelerated vesting in case of disability.

Number  of  Shares  Under  Option:   At signature  of a contract  regarding  the
obtaining of a first US Beta system: an option for that number of shares corresponding to 0.25% of all issued and outstanding shares at such time.

Exercise Price:  book value at such date

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED linical Systems Corp. (VisualMED U.S.) as follows:

Number of Shares:  62,000

Exercise Price:  $0.34 US

              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Gerard Dab

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Gerard Dab

Agreed to by:

----------------
Richard Le Hir



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Gerard Dab


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Gerard Dab

Agreed as of the 9th day of May, 2000



Richard Le Hir



                          Option Exchange Schedule - G

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Le Hir

Date Option Granted: Conditional (but may be exercised at any time if employment agreement is terminated without just cause). Accelerated vesting in case of disability.

Number of Shares Under Option: At signature of a contract providing for the sale of a third "full system": an option for that number of shares corresponding to 0.25% of all issued and outstanding shares at such time.

Exercise Price:    book value at such date

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:

Number of Shares:  62,000

Exercise Price:  $0.34 US

              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Gerard Dab

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Gerard Dab

Agreed to by:


----------------
Richard Le Hir


                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Gerard Dab


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Gerard Dab

Agreed as of the 9th day of May, 2000



Richard Le Hir



                          Option Exchange Schedule - H

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Le Hir

Date Option Granted: Conditional (but may be exercised at any time if employment agreement is terminated without just cause). Accelerated vesting in case of disability.

Number of Shares Under Option: When sales made since commencement of operations reach an aggregate of 10M$: an option for that number of shares corresponding to 0.5% of all issued and outstanding shares at such time.

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:

Number of Shares:  125,000

Exercise Price:  $0.34 US

              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Gerard Dab

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Gerard Dab

Agreed to by:


----------------
Richard Le Hir



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Gerard Dab


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Gerard Dab

Agreed as of the 9th day of May, 2000



Richard Le Hir



                          Option Exchange Schedule - I

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Richard Le Hir

Date Option Granted:  Conditional

Number of Shares Under Option: When an IPO is made or a listing is otherwise obtained: an option for that number of shares corresponding to 0.5% of all issued and outstanding shares after the closing of the IPO or obtaining of the listing.

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  December 20, 1999

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  125,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Gerard Dab

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Gerard Dab

Agreed to by:


----------------
Richard Le Hir



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Gerard Dab


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Gerard Dab

Agreed as of the 9th day of May, 2000



Richard Le Hir:



                          Option Exchange Schedule - L

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Robert H. Cohen

Date Option Granted:  Conditional

Number of Shares Under Option: Option for 50,000 shares at the sale of a "first system"

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  15,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:



----------------
Robert Cohen



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Robert Cohen




                          Option Exchange Schedule - M

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Robert Cohen

Date Option Granted:  Conditional

Number of Shares Under Option: Option for 50,000 shares at the sale of a "second system"

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  January 15, 2000

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  15,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:



----------------
Robert Cohen



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Robert Cohen



                          Option Exchange Schedule - N

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Robert Cohen

Date Option Granted:  Conditional

Number of Shares Under Option: Optional for 100,000 shares at meeting of quota before July 31, 2001. If quota is missed but company achieves $10,000,000 worldwide orders before July 31, 2000, option is granted for 50,000 shares.

Exercise Price:  $0.15

Vesting Schedule:  2 years after granting

Expiration Date:  10 years from grant

Date of Directors' Resolution:  January 15,  2000

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  30,000

Exercise Price:  $0.34 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:



----------------
Robert Cohen



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Robert Cohen



                          Option Exchange Schedule - K

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Barry Scharf

Date Option Granted:  Conditional

Number of Shares Under Option: Every time the applicable criteria (to be determined) is met: an option to purchase that number of shares corresponding to 0.5% of all issued and outstanding shares at the time.

Exercise Price:  Fair market value on date of grant

Vesting Schedule:  Vested

Expiration Date:  For each option:  60 months after grant

Date of Directors' Resolution:  March 2, 2000

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  125,000

Exercise Price:  $2.00 US


              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:



----------------
Barry Scharf



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Barry Scharf




                          Option Exchange Schedule - J

Options in VisualMED Clinical Systems Inc. (VisualMED Canada)

Optionee Name:  Joseph Mah

Date Option Granted: Conditional (but may be exercised at any time if employment agreement is terminated without just cause). Accelerated vesting in case of disability.

Number of Shares Under Option: Option for number of Class A common shares equal to 0.5% of the issued and outstanding shares following an initial public offering or other listing.

Exercise Price:  $0.15

Vesting Schedule:  2 years

Expiration Date:  10 years from grant

Date of Directors' Resolution:  March 2, 2000

Source of Options:  Employment agreement

The above number of shares and exercise price is replaced by shares in VisualMED Clinical Systems Corp. (VisualMED U.S.) as follows:


Number of Shares:  125,000

Exercise Price:  $0.34 US

              VisualMED Clinical Systems Inc. (a CBCA corporation)

Per:
Richard Le Hir

             VisualMED Clinical Systems Corp. (a Nevada corporation)

Per:
Richard Le Hir

Agreed to by:


----------------
Joseph Mah



                            Option Exchange Agreement

                                                                     May 9, 2000

Dear Optionee:

Reference is hereby made to certain share purchase options (the "Canadian Option") granted to you pursuant to your employment agreement with VisualMed Clinical Systems Inc. ("VisualMed Canada") as further governed by the Stock Option Plan adopted by VisualMed Canada, (the "Canadian Plan").

This letter will serve to confirm our agreement that, in view of the Corporation's having become, effective today, a subsidiary of VisualMed Clinical Systems Corp. ("VisualMed U.S."), and taking into account the adjustments necessarily resulting from the exchange ratio of Exchangeable Shares of VisualMed Canada as expressed in its articles as well as U.S. accounting and securities practice in respect of stock options of United States incorporated corporations, you hereby exchange your rights under the Canadian Option for rights to acquire a number of shares of VisualMed U.S. common stock at a price per share and at the exercise price per share set out in the attached Schedule. All other terms of the Canadian Option, including the terms of exercise stated therein shall apply, mutatis mutandis, the whole as may be modified or supplemented by the 2000 Stock Option and Stock Incentive Plan adopted by VisualMed U.S. (as amended from time to time).

Kindly evidence your agreement with the foregoing by signing in the space provided below.

Yours very truly,

         VisualMed Clinical Systems Inc.
         (a CBCA corporation)

Per:
         -----------------------------------
         Richard Le Hir


         VisualMed Clinical Systems Corp.
         (a Nevada corporation)

Per:
         -----------------------------------
         Richard Le Hir

Agreed as of the 9th day of May, 2000



Joseph Mah